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                                                       EXHIBIT 21

                       SUBSIDIARIES OF DOLE FOOD COMPANY, INC.

     There are no parents of the Registrant.

     Registrant's consolidated subsidiaries are shown below together with the percentage of voting securities owned and the state or jurisdiction of organization of each subsidiary. The names have been omitted for subsidiaries which, if considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary. Subsidiaries of subsidiaries are indented in the following table:


                                                            Percent of
                                                            Outstanding
                                                            Voting Securities
                                                            Owned as of
Subsidiaries of Registrant                                  January 2, 1999
--------------------------                                  ---------------
Baltime Securities Corp.                                         100%
     (Nevada)

Renaissance Capital Corporation                                  100%
     (Nevada)

Dole Holdings, Inc. (fka Castle & Cooke Fresh Fruit Company)     100%
     (Nevada)

     Dole Citrus                                                 100%
          (California)

     Dole Fresh Fruit Company                                    100%
          (Nevada)

          Standard Fruit Company                                 100%
               (Delaware)

               Cerveceria Hondurena, S.A.                         82%
                    (Honduras)

                                      1

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

                                                            Percent of
                                                            Outstanding
                                                            Voting Securities
                                                            Owned as of
Subsidiaries of Registrant                                  January 2, 1999
--------------------------                                  ---------------
Castle & Cooke Worldwide Limited                                 100%
     (Hong Kong)

     Standard Fruit Company (Bermuda) Ltd.                       100%
          (Bermuda)

     Dole Fresh Fruit International, Limited                     100%
          (Liberia)

     Solvest, Ltd.                                               100%
          (Bermuda)

          Singletree Corp.                                       100%
               (Panama)

               Floramerica Investments, Ltd.                     100%
                    (Bermuda)

          SABA Trading Holding AB                                100%
               (Sweden)

               SABA Trading AB                                    60%
                    (Sweden)

          Inversiones y Valores Montecristo, S.A.                 74%
               (Honduras)

               Agricola Santa Ines, S.A.                          98%
                    (Honduras)

          Dole Europe BV                                         100%
               (Netherlands)

               Pascual Hermanos                                   91%
                    (Spain)

                                          2

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

                                                            Percent of
                                                            Outstanding
                                                            Voting Securities
                                                            Owned as of
Subsidiaries of Registrant                                  January 2, 1999
--------------------------                                  ---------------
Castle & Cooke Worldwide Limited (cont'd.)

     Dole Chile S.A.                                             100%
          (Chile)

Sunburst Farms, Inc.                                             100%
     (Delaware)

Dole Fresh Vegetables, Inc.                                      100%
     (California)

     Bud Antle, Inc.                                             100%
          (California)

Dole Japan, Ltd.                                                 100%
     (Japan)

Dole Philippines, Inc.                                            99%
     (Republic of the Philippines)

S & J Ranch, Inc.                                                100%
     (California)

     Dole Orland, Inc.                                           100%
          (California)

          Dole Dried Fruit and Nut Company,                       10%
          a California general partnership

M K Development, Inc.                                            100%
     (Hawaii)

     Dole Dried Fruit and Nut Company,
          a California general partnership                        90%

                                          3

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

                                                            Percent of
                                                            Outstanding
                                                            Voting Securities
                                                            Owned as of
Subsidiaries of Registrant                                  January 2, 1999
--------------------------                                  ---------------
La Petite d'Agen, Inc.                                           100%
     (Hawaii)

     Cerulean, Inc.                                               61%
          (Hawaii)

Blue Anthurium, Inc.                                             100%
     (Hawaii)

     Cerulean, Inc.                                               39%
          (Hawaii)